_________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2018

EDGAR EXPRESS, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-55882	26-0510649
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)
333 Avenue of the Americas, Suite 2000 Miami, FL	33131-2185
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 871-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a)

On October 9, 2018, the board of directors (the “Board”) of Edgar Express, Inc. (the “Company”) approved the dismissal of Michael T. Studer CPA P.C. (“Studer”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of Studer on the Company’s financial statements for each of the two fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, and, except for an emphasis paragraph regarding a going concern uncertainty, were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2017 and December 31, 2016, and in the subsequent interim period through October 9, 2018, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Studer on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Studer, would have caused Studer to make reference to the subject matter of the disagreement in their reports.

The Company provided Studer with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Studer furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements contained herein.

A copy of Studer’s letter, dated October 9, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

On October 9, 2018, the Board approved, on behalf of the Company, the engagement of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

During the years ended December 31, 2017 and 2016, and the subsequent interim period through October 9, 2018, neither the Company nor anyone on its behalf consulted with MaloneBailey, regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MaloneBailey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

16.1 Letter from Michael T. Studer CPA P.C. dated October 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGAR EXPRESS, INC.

Date: October 9, 2018	By: /s/ Daniel E. Schmerin
Name: Daniel E. Schmerin
Title: Chief Executive Officer